                                                                    EXHIBIT 10.8

THIS INDENTURE dated for reference the 31st day of March, 1998

                     PURSUANT TO THE LAND TRANSFER FORM ACT

BETWEEN:

          VANAC DEVELOPMENT CORP., a company duly incorporated under the laws of the Province of British Columbia and having its registered office at 305 -1788 West 5th Avenue, in the City of Vancouver, in the Province of British Columbia; V6J 1P2 (Inc. No.231923)

          (hereinafter called the "Landlord")

                                                               OF THE FIRST PART

AND:

          DELTA PLAY COMPANY, a company duly incorporated under the laws of the Province of Nova Scotia and having its British Columbia address at 14666-64th Avenue, Suite 200, in the City of Surrey, in the Province of British Columbia, V3S 1X7 (Inc. No. 3009539)

          (hereinafter called the "Tenant")

                                                              OF THE SECOND PART

AND:

          KOALA CORPORATION, a company duly incorporated under the laws of the State of Colorado and having its offices at 1600 East 53rd Avenue, Unit D, in the City of Denver, in the State of Colorado, CO 80239


     (hereinafter called the "Guarantor")

                                                               OF THE THIRD PART


WITNESSETH that in consideration of the rents, covenants and agreements herein reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord by these presents does demise and lease unto the Tenant the Premises hereinafter described, all on the terms, conditions and covenants as hereinafter set forth.

                            ARTICLE 1 - THE PREMISES
                            ------------------------

1.01 The Premises hereby leased are that building or portion of building described as 7198 Progress Way constructed upon those lands and premises situate, lying and being in the City of Delta, Province of British Columbia, and more particularly described as:

     Lot 11, District Lot 128, Group 2, New Westminster
     Plan 87635 P.I.D.:   017-003-504

     (hereinafter called the said "Lands")

     SUBJECT TO:

        Permitted encumbrances as described in Schedule  "B"  hereto.

     which building or portion of building for the purposes of this Lease is understood to have an area of approximately 60,649 square feet of office and warehouse space and is situate as outlined in red outline on the Plan annexed hereto as Schedule "A". The Landlord shall, at its sole expense, have the exact area of the Premises determined by a qualified surveyor or architect.

     (hereinafter referred to as the "Premises")

1.02 The Landlord doth further grant to the Tenant, its employees, customers, licensees and invitees a non-exclusive right of access, subject to municipal zoning regulations and by-laws and subject to such reasonable and appropriate loading and parking regulations (being not inconsistent with any of the terms of this Lease) as may from time to time be imposed by the Landlord, appurtenant to and for the benefit of the Premises, for the purpose of ingress and egress, loading and unloading, over that portion of the said Lands shown on the Plan attached hereto as Schedule "A" (hereinafter called the "Common Area").

The Landlord doth further grant to the Tenant, its employees, customers, licensees and invitees an exclusive right of parking over a portion or portions of the Common Area as shall from time to time be designated by the Landlord. Notwithstanding the foregoing, the Landlord shall provide the Tenant with not less than 52 parking spaces for the Tenant's exclusive use. It is understood and agreed that there shall be no additional rental charge other than costs of maintenance and repair as herein provided with respect to such exclusive parking areas.

EXCEPTING AND RESERVING HOWEVER, unto the Landlord the free passage and running of water, sewage and electrical or other utility service for any other building or portion of building on the said Lands or which may be constructed on the said Lands or on land adjoining the said Lands in and through utility lines, sewers and drains made through or under the Premises and the Common Area together with the right to construct or lay down upon, under or through other portions of said Lands driveways, gas and water mains, culverts, sewers and wires and cables with power at all reasonable times to enter upon the said Lands for the purpose of constructing and laying the same, or of examining the state of repair thereof, and to repair or renew the same PROVIDED HOWEVER, that in carrying out any such operations, the Landlord will not unreasonably disturb the Tenant's business having due regard to the urgency of such construction or repairs nor cause any damage to the Premises and will make good or pay reasonable compensation for all damages caused to the Premises in the exercise of such rights and powers.

                           ARTICLE 2 - TERM OF LEASE
                           -------------------------

2.01 TO HAVE AND TO HOLD the Premises unto the Tenant for and during the term of five (5) years, from the 1st day of June, 1998, (the "Commencement Date") and to be fully completed and ended on the 31st day of May, 2003.

                                ARTICLE 3 - RENT
                                ----------------

3.01 Yielding and paying therefor to the office of the Landlord at No.305 - 1788 West 5th Avenue, in the City of Vancouver, in the Province of British Columbia, or at such other place as the Landlord may direct in writing, a basic rent herein called the "Basic Rent" of lawful money of Canada payable in consecutive monthly instalments in advance on the first day of each and every month during the term hereof, said Basic Rent to be ascertained as follows:

(a) For the portion of the term being from June 1, 1998 up to and including May 31, 2001 an annual basic rent of THREE HUNDRED TWENTY-FOUR THOUSAND FOUR HUNDRED SEVENTY-TWO DOLLARS FIFTEEN CENTS ($324,472.15) payable in equal consecutive monthly installments of TWENTY-SEVEN THOUSAND THIRTY-NINE DOLLARS THIRTY-FIVE CENTS ($27,039.35) each, said payments to commence on the 1st day of July, 1998;

(b) For the portion of the term being from June 1, 2001 up to and including May 31, 2003 an annual basic rent of THREE HUNDRED THIRTY-NINE THOUSAND SIX HUNDRED THIRTY-FOUR DOLLARS AND FORTY CENTS ($339,634.40) payable in equal consecutive monthly installments of TWENTY-EIGHT THOUSAND THREE HUNDRED AND TWO DOLLARS EIGHTY-SEVEN CENTS ($28,302.87) each, said payments to commence on the 1st day of June, 2001.

(c) Provided always that should the area of the Premises, as calculated and certified by the Landlord's British Columbia Land Surveyor, by the Commencement Date be found to vary from the anticipated area of 60,649 square feet, being the area upon which the aforementioned Basic Rents are calculated, then the Basic Rents as stated in the foregoing subclauses (a) and (b) shall be varied in direct proportion to the variation in actual floor area in relation to the anticipated area of 60,649 square feet.

(d) The Landlord acknowledges a deposit from the Tenant in the amount of FIFTY-EIGHT THOUSAND ONE HUNDRED THIRTY-FOUR DOLLARS SIXTY CENTS ($58,134.60). Said deposit shall be applied as follows: TWENTY-EIGHT THOUSAND THREE HUNDRED NINETY-ONE DOLLARS THIRTY-TWO CENTS ($28,391.32) shall be applied to the Basic Rent payable under this clause for the month of July, 1998. The balance of the deposit which is TWENTY-NINE THOUSAND SEVEN HUNDRED FORTY-THREE DOLLARS TWENTY-EIGHT CENTS ($29,743.28) shall be applied to the Basic Rent payable under this clause for the month of May, 2003; plus any applicable GST.

Together with all other sums payable as rent or additional rent pursuant to the terms hereof, and any and all governmental taxes payable by the Tenant by law or by the terms of this Lease.

3.02 All payments required to be made by the Tenant under or in respect of this Lease shall be deemed to be rent or additional rent hereunder and shall be made to the Landlord, or to such agent or agents of the Landlord as the Landlord shall hereinafter from time to time direct in writing to the Tenant. All rents to be paid by the Tenant to the Landlord hereunder shall be paid without any deduction, abatement or set-off whatsoever, it being the intention of this Lease that all expenses, costs, payments and outgoings incurred in respect of the Premises, the Common Area or for any other matter or thing affecting the Premises and the Common Area shall, (unless otherwise expressly stipulated herein to the contrary), be borne by the Tenant; save and except the Landlord's specific obligations, pursuant to the terms of this Lease, [and all costs of construction of the Premises and Common Area including related permits and hook-up charges (except telephone hook-up charges)]; that the rental being provided shall be absolutely net to the Landlord and free of all deduction, abatement, set-off, realty taxes, attributable corporation capital taxes, charges, rates, assessments, expenses, costs, payments or outgoings of every nature arising from or related to the Premises and Common Area and that the Tenant shall pay or reimburse the Landlord for all such taxes, (except Landlord's income taxes on rents collected hereunder), charges, rates, assessments, expenses, costs, payments and outgoings during the term hereby demised and any extensions thereof. When rent or any other amount payable hereunder by the Tenant to the Landlord shall be in arrears the same shall bear interest at the rate or rates per annum being THE CANADIAN IMPERIAL BANK OF COMMERCE prime lending rate as established from time to time plus 2% percentage points from the due date of such amounts as are in arrears until paid; save and except for real estate taxes payable pursuant to Article 5.20 hereof, which amounts if unpaid by the Tenant to the Landlord by the due date, shall bear a penalty equal to the penalty charged by the Governmental authority levying the taxes; and the Landlord shall have all remedies for the collection of such interest and penalties if unpaid after demand, as in the case of rent in arrears, but this stipulation for interest and penalties shall not prejudice or affect any other remedies of the Landlord under this Lease.

                        ARTICLE 4 - USE OF THE PREMISES
                        -------------------------------

4.01 The Tenant shall use and continuously occupy the Premises for the purpose of manufacturing and assembling playground systems together with such other lawful uses as are ancillary and appropriate to the normal course of such use of the Premises and for no other purpose, without the prior written consent of the Landlord, such consent not to be unreasonably withheld, and subject to the provisions of Clause 5.07 of this Lease shall not permit any part of the Premises to be used or occupied by any person other than the Tenant, its employees, licensees, agents, customers and invitees.

4.02 It is understood and agreed between the parties that the Tenant shall not be obliged to open for business during hours that are not permitted by requisite laws, by-laws and regulations.

                         ARTICLE 5 - TENANT'S COVENANTS
                         ------------------------------

5.01 To pay unto the Landlord the rent hereby reserved, and any other monies deemed or indicated as additional rent hereunder, in the manner herein mentioned without any deduction, abatement or set-off whatsoever. All rent in arrears shall bear interest as provided in clause 3.02 hereof.

5.02 To pay all charges for water, light, electricity, power and gas and all utilities supplied, delivered, provided to or made available upon the Premises but not any hook-up or original connection (with the exception of telephone) charges or other charges associated with the construction of the building in which the Premises are situate.

5.03 To well and sufficiently maintain, service and repair the Premises, including landscaped and parking areas included therein, (and if the Premises forms a part of the building, to pay its proportionate share as determined by the Landlord of the cost of such works related to the Common Area as may be undertaken by the Landlord), and to maintain such in good and sufficient repair and presentable appearance as a careful owner would do, (and, without limiting the generality of the foregoing, including all building, roof areas, concrete floors, partitioning, equipment, fixtures, heating, plumbing apparatus, electric lighting fixtures and equipment, parking areas, driveways, loading areas, walkways and landscaping located thereon at the commencement date or in the case of subsequent landscaping after the initial placement thereof) save and except only for repairs for which the Landlord is responsible as provided in this Lease, reasonable wear and tear and damage by fires, earthquake or Act of God or other casualty against which and to the extent which the Premises are insured excepted; and to permit the Landlord, its agents or employees, to enter and view the state of repair, to leave the Premises in good repair except as aforesaid, all repairs to be in accordance with the standard of the specifications of the Premises and to the approval of the Landlord, such approval not to be unreasonably withheld;

And to engage at its sole cost a bonafide maintenance contractor to provide routine preventative maintenance and any necessary repairs to all heating or air conditioning systems servicing the Premises, such contractor to be subject to the approval in writing of the Landlord prior to his engagement, however, such approval is not to be unreasonably withheld.

If the Tenant shall fail to repair in accordance with the provisions hereof, the Landlord, its agents or employees, may forthwith in emergency situations and with notice appropriate to the circumstances in non-emergency situations enter the Premises and make the required repairs and for that purpose the Landlord may bring and leave upon the Premises all necessary tools, materials and equipment and the Landlord shall not be liable to the Tenant for any inconvenience, annoyance or loss of business or any injury or damages suffered by the Tenant by reason of the Landlord acting reasonably, such repairs and the expense of such repairs shall be borne by the Tenant who shall pay same to the Landlord forthwith upon demand as if such were rent reserved under this Lease.

5.04 To restore forthwith at the Tenant's expense and with glass of the same colour and quality any broken or damaged glass on the Premises.

5.05 Not to do or permit anything to be done whereby any policy of insurance on the Premises or the building of which the Premises forms a part may become void or voidable, PROVIDED HOWEVER, if the insurance rate shall be increased as aforesaid, or if at any time hereafter the insurance cost to any other tenant in respect of the aforesaid building is increased by virtue of the Tenant's use and occupation of the Premises, the Tenant shall pay to the Landlord the amount by which the insurance premiums shall be so increased. If notice of cancellation shall be given respecting any insurance policy or if any insurance policy upon the aforesaid building or any part thereof shall be cancelled or refused to be renewed by an insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or by any assignee or sub-Leassee of the Tenant or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall forthwith remedy or rectify such use or occupation upon being requested to do so in writing by the Landlord, and if the Tenant shall fail to do so forthwith or shall fail forthwith to procure equivalent insurance to that cancelled or refused, the Landlord may, at its option, determine this Lease and the Tenant shall immediately deliver up possession of the Premises to the Landlord.

5.06 Not to do, suffer or permit any act or neglect which may in any manner directly or indirectly, cause injury or damage to the Premises or the building of which the Premises forms a part or to any fixtures or appurtenance thereof or which may be or become nuisance or interference to any of the occupants of such building, or which in the reasonable opinion of the Landlord, render the Premises or any part thereof less desirable or injure the reputation thereof.

5.07 Not to assign, sublet or otherwise part with the Premises or any part thereof or allow the Premises or any part thereof to become vested in or occupied by any person other than the Tenant for the whole or any part of the term herein without first obtaining the written consent of the Landlord, such consent, subject to the provisions of the following paragraph, not to be unreasonably withheld, it being understood that such consent will not be withheld solely on the basis that the intended use of the Premises may vary (unless substantially in conflict with other tenant's uses) from those uses included in Article 4 hereto, PROVIDED that the Tenant may assign or sublet the Premises without the Landlord's prior approval to any company being a company that is a parent, subsidiary or an associate company of the Tenant without the consent of the Landlord, PROVIDED that this clause 5.07 shall continue to be applicable to such assignment or subletting; AND PROVIDED FURTHER that no such assignment or subletting shall in any manner release the Tenant from any covenant to be observed or performed by it.

With the exception of an assignment or subletting that forms part of the sale of all or a portion of the Tenant's business as a going concern, if the Tenant should wish to assign or sublet all or any portion of the Premises for all or any portion of the unexpired balance of the term, in a case where the Landlord's approval is required, the Tenant shall so notify the Landlord in writing and the Landlord shall thereupon have a right, exercisable within a period of FOURTEEN
(14) days following receipt of the Tenant's notice, to recapture the space described in the Tenant's notice.

The Landlord's notice of recapture shall terminate the Lease with respect to the space described in the Tenant's notice as of the date stated in the Tenant's notice. If the Tenant's notice shall cover all of the Premises, and the Landlord shall give the recapture notice with respect thereto, the term of this

Lease shall end on the date stated in Tenant's notice, as if that date had been fixed for the expiration of the term. If this Lease be so terminated with respect to less than the entire Premises, the rent shall be proportionately adjusted on the basis of the number of square feet retained by the Tenant and the rental rate applicable thereto.

5.08 To abide by and comply with, at its own expenses, all laws, by-laws, rules and regulations of any Municipal or other Governmental authority which in any manner relate to or affect the business of the Tenant or the use of the Premises by the Tenant and save harmless the Landlord from all costs, charges or damages to which the Landlord may be put or suffer by reason of any breach by the Tenant of any such law, rule or regulation.

5.09.01 To provide and maintain in full force at the Tenant's sole expense, for the common benefit of the Landlord and the Tenant, insurance as follows:

(a) Public liability and property damage insurance with respect to the Premises and the Common Area and the use thereof, such insurance to be in form and amounts satisfactory from time to time to the Landlord, provided that the amount thereof shall be to a limit of not less than TWO MILLION DOLLARS ($2,000,000.00) inclusive for each occurrence of bodily injury or death and property damage;

(b) Tenant's "all risks" legal liability in an amount sufficient to be carried by a prudent Tenant;

(c) "All risks", including property insurance on the Tenant's improvements to the replacement cost thereof; and

(d) Glass breakage insurance with respect to any glass on the Tenant's premise unless the Tenant wishes to self insure, in which case the Tenant will be responsible for replacement of any broken glass;

which policies of insurance shall name the Landlord as an additional assured thereunder, such policy or policies to be in a form satisfactory to the Landlord, and with insurers acceptable to the Landlord, such satisfaction and acceptance not to be unreasonably withheld, and the Tenant shall deliver to the Landlord certificates of all such policies of insurance and furnish certificates or renewal of such insurance not less than FIVE (5) days prior to the expiration of any such policy or policies; PROVIDED HOWEVER, that the Tenant may, at its option, bring its obligations to insure pursuant to this clause, within the coverage of any blanket policy or policies of insurance which it may now or hereafter carry, by appropriate amendment, rider endorsement, or otherwise, so long as the interest of the Landlord shall be as fully protected thereby as if the Tenant had obtained individual policy or policies of insurance; all such policy or policies of insurance shall contain a clause or endorsement to the effect that it or they may not be terminated or materially amended or altered except after TEN (10) days written notice thereof to the Landlord; as often as any such policy or policies of insurance shall expire or terminate, renewal or additional policies shall be procured by the Tenant in like manner, to the like extent.

5.09.02 To pay to the Landlord, as additional rent, forthwith as requested by the Landlord, the full cost (or if the Premises forms part of a building, its proportionate share, as determined by the Landlord, of the cost) of insurance placed by the Landlord from time to time during the term of the Lease and any extensions thereof, for the common benefit of the Landlord and Tenant to provide:

(a) "All risks" insurance and earthquake coverage, on the Premises or the building of which the Premises forms a part, in an amount equal to the full insurable value thereof, excluding excavating costs, the proceeds of such policies to be payable to the Landlord and the Tenant as their respective interests may appear; and

(b) Rental income insurance in amounts sufficient to cover all loss or abatement of rentals pursuant to Article 10 hereof, which would otherwise have become due and payable from time to time hereunder;

and the Landlord shall deliver to the Tenant copies of all such certificates or policies of insurance and furnish certificates of renewal of such insurance not less than FIVE (5) days prior to the expiration of any such policy or policies, PROVIDED HOWEVER, that the Landlord may, at its option, bring its obligations to provide insurance to be paid for pursuant to this clause, within the coverage of any blanket policy or policies of insurance of insurance which it may now or hereafter carry by appropriate amendment, rider endorsement, or otherwise, so long as the interest of the Tenant shall be as fully protected thereby as if the Landlord had obtained individual policy or policies of insurance; as often as any such policy or policies of insurance shall expire or terminate, renewal or additional policies shall be procured by the Landlord in like manner and to the like extent.

5.09.03 It is agreed by and between the parties hereunder that the Landlord may, to the extent it so elects, estimate on an annual basis the costs to the Landlord of operation, protection and maintenance of the Premises and the access area as well as the costs of insurance, utilities and management fees that are chargeable pursuant to the terms of the within lease, and the Tenant agrees that upon the written request of the Landlord it will pay on a monthly basis on the dates designated for the payment of Basic Rent its proportionate share, as shall be reasonably determined by the Landlord of such costs. Landlord acknowledges that its estimates for the costs set forth in this clause 5.09.03, together with all other costs comprising additional rent to be paid by the Tenant, to be $1.60 per square foot per annum for the first twelve (12) months of this Lease. The Landlord agrees to account to the Tenant on an annual basis as of February 28 of each calendar year during the Term, or such other dates as agreed to in writing by the parties hereto with respect to the actual amounts of such expenses payable for a designated period by the Tenant and, taking into account monthly payments actually paid by the Tenant on account thereof since the date of the last accounting, will either charge or credit the Tenant for the difference between the actual amount of expenses and the monies paid by the Tenant on account thereof.

5.10 If, during the term of this Lease and any extensions thereof, any part of the Premises including, without limiting the generality of the foregoing, the Premises, water pipes, drainage pipes, electric equipment, boilers, engines, any other apparatus or equipment which may be used for the purpose of heating or air conditioning the said building, roof, stairways, passageways, entrances, inside or outside walls get out of repair or become damaged or destroyed through the negligence, or misuse or carelessness of the Tenant, its servants, agents, employees invitees or anyone permitted by it to be on the Premises, or through it or them in any way stopping up or injuring any of the aforesaid, to pay to the Landlord forthwith upon demand to the extent such is not insured pursuant to the provisions of clause 5.09.02 hereof, the expense of the necessary repairs, replacements or alterations and if default be made in payment thereof by the Tenant, such default shall be construed as default in payment of rent hereunder and the Landlord may distrain therefor.

5.11 To pay the cost (or if the Premises forms part of the building, its proportionate share as determined by the Landlord) of exterior painting, decorating and maintenance of the Premises and the Common Area, including without limiting the generality of the foregoing, landscaping if any, snow and ice removal, from the roof of the Premises or the building of which the Premises forms a part and shall not permit the Premises nor the said Lands to become untidy, unsightly or hazardous or permit unreasonable quantities of waste or refuse to accumulate thereon and shall comply with all by-laws applicable thereto, but this paragraph shall not obligate the Tenant in respect of the initial construction obligations of the Landlord under this Lease and any other agreement between the parties. Tenant is not responsible for the costs of exterior painting and decorating during the initial term of this Lease.

5.12 Not to suffer or permit any builders' liens for work, labour, services or material ordered by the Tenant or for the cost of which the Tenant may be in any way obligated, in either case during the term of this Lease or any extensions thereof, to attach to the Premises and that whenever any such lien shall attach or claim therefore shall be filed, within TWENTY (20) days after the Tenant has notice of the claim for liens, to procure the discharge thereof by payment or by giving security or in such manner as is or may be required or permitted by law; and further to allow the Landlord to post and keep posted on the Premises any notice which the Landlord may wish to post under the provisions of the Builders' Lien Act or any legislation which may replace such Act.

5.13 To waive all claims against the Landlord for damage to goods, wares and merchandise in, upon or about the Premises and the said Lands and for injuries to persons in or about the Premises and the said Lands from any cause whatsoever arising at any time save and except for such action or causes of action as are caused by the negligence or willful misconduct of the Landlord, its servants or agents.

5.14 To indemnify and save harmless the Landlord from and against any and all manner of action or causes of action which the Landlord may sustain, incur or be put to by reason of or arising out of the use or occupation of the Premises and the said Lands by the Tenant other than caused by the negligence or willful act or breach of this Lease or any other agreement between the parties by the Landlord, its servants or agents.

5.15 Not without the prior written consent of the Landlord (with such consent not to be unreasonably withheld) to permit any oil or grease, or any deleterious, environmentally objectionable, dangerous, poisonous or explosive matter or substance to be brought into the Premises or to be discharged into the Premises or the Lands upon which they are situate and into water ditches, water courses, culverts, drains or sewers adjacent to the Premises except in strict compliance with then current environmental laws, regulations, rules and permits and will take all reasonable measures for insuring that any effluent discharge will not be corrosive, poisonous or otherwise harmful or cause obstruction within the said water ditches, water courses, culverts, drains or sewers to or within the sewer disposal works or to the bacteriological process of sewage purification.

5.16 Not to permit or allow any vehicles belonging to the Tenant, its employees, or invitees unreasonably to cause obstruction on any roads in the adjacent area, other than in designated parking areas and to use its best efforts to ensure that persons doing business with the Tenant shall not permit any vehicles to cause obstruction as aforesaid and to ensure that vehicles belonging to the Tenant or to persons doing business with the Tenant shall observe any regulations and instructions made or given by any Municipal authority with respect to the parking of vehicles on such roads or spaces reserved for the parking of vehicles.

5.17 To operate every device employed in the working of engines by steam or other motive power and every other furnace or heating device employed in the building or the Premises so as substantially to consume or burn the smoke produced by such furnace or heating device and will not use or suffer to be used negligently any such furnace or heating device so that the smoke produced therefrom is not substantially consumed or burned and will not cause or permit grit, dust or noxious offensive effluvia to be emitted from any engine, furnace or apparatus on the Premises contrary to any law without using the best practical means reasonably available for prevention or counteracting such emission, provided that the Tenant shall not be in breach of this paragraph, if the equipment in the building does not permit compliance with such laws as aforesaid.

5.18 That the Tenant will not at any time during the term hereby granted or any extensions thereof permit any sale by auction to be held upon the Premises or any part thereof without the consent in writing of the Landlord, not to be unreasonably withheld.

5.19 If, after the Landlord has given the Tenant written notice of a breach of any of the covenants herein contained and a reasonable time within which to remedy such breach, and it becomes necessary to serve notice of breach, the Tenant shall pay all reasonable costs, charges and expenses incurred by the Landlord for the purpose of or incidental to the preparation and service of any notice hereunder requiring the Tenant to remedy a breach of any of the covenants herein contained together with such costs as may be incurred by the Landlord in remedying such breach should the Landlord elect to do.

5.20    To pay and discharge as additional rent as required:

(a) Within TWENTY (20) days after written demand by the Landlord, all the taxes, rates, duties and assessments whatsoever including without limitation all that portion of real estate taxes as hereinafter described that are payable in respect of the Premises, and portions of the said Lands used or available for use in connection therewith from the date of commencement of the term herein and including any tax levied in lieu of a realty tax, that may be levied, charged or assessed on or against the Premises and Common Area and the use thereof, together with any taxes levied with respect to any property brought thereon by the Tenant and every tax or licence fee payable in respect of any business carried on therein, or in respect of the occupancy of the Premises by the Tenant whether such taxes, duties, assessments or licence fees are charged by any Municipal, school, parliamentary or other regulatory body, and whether or not they are now existing or within the contemplation of the parties hereto and will indemnify and keep indemnified the Landlord and its property from and against payment of all loss, costs, charges and expenses occasioned by or arising from any and every such tax, rate, duty, levy, charge, assessment or license fee.

The portion of all such taxes payable by the Tenant hereunder shall be as follows:

Firstly:   All such taxes that are directly attributable to the Premises,

Secondly:  All such taxes that are directly attributable to the portion of the said Lands on which the Premises are situate,

Thirdly: All such taxes that are directly attributable to that portion of the said Lands designed as Common Area which are for the exclusive use of the Tenant,

Fourthly:  The Tenant's proportionate share, as determined by the Landlord, of all such taxes that are attributable to that portion of the said Lands which are used in common with the tenants of the other premises situate thereon.

(b) All rates, duties and assessments now charged or to be charged against those improvements on the Premises deemed to be fixtures, machinery and similar things of a commercial or industrial undertaking which may be removed by the Tenant.

(c) All taxes, rates, duties and assessments now charged or to be charged against personal property of the Tenant on the Premises.

(d) Upon the written request of the Landlord, the Tenant will pay monthly payments on account of the Tenant's estimated taxes, rates and duties payable under clause 5.20, together with its monthly instalment of Basic Rent. Such payments shall be intended to be sufficient to enable the Tenant to pay its portion of such estimated taxes by the date or dates when such taxes are payable to the taxing authority. Annually, on the date as set forth in clause 5.09.03 herein, on receipt by the Landlord of the invoice or invoices relating to the charges hereunder, the Landlord will calculate the actual amount payable and, taking into account any monthly deposits made since the date of the last annual invoice, will either charge or credit the Tenant for the difference between the actual amount and the deposits paid, as the case may be.

(e) The Tenant covenants to pay upon demand, as additional rent, all costs incurred by the Landlord, acting reasonably, in obtaining or attempting to obtain a reduction in the amount of real estate taxes payable hereunder by the Tenant. Notwithstanding the foregoing, the Landlord shall consult and obtain the consent of the Tenant before commencing any attempt to obtain a reduction in the amount of real estate taxes payable in respect of the Lands.

(f) In the event that the Tenant shall have paid its portion of real estate taxes payable hereunder for a particular tax year and the Landlord shall thereafter receive a refund of any portion of such real estate taxes, the Landlord shall forthwith make an appropriate refund to the Tenant.

Upon written request of the Landlord, the Tenant will promptly deliver to the Landlord for inspection, receipts for payment of all Tenant's taxes which are payable pursuant to this clause.

It is agreed that the Tenant shall have the right to contest at its own expense the amount or validity of any such taxes, rates, levies and assessments by appropriate legal proceedings but this shall not be deemed or in any way construed as relieving, modifying or extending the Tenant's covenant to pay any such taxes, rates, levies and assessments at the time and in the manner as in this clause provided. The Landlord agrees to cooperate in such manner as may be reasonably appropriate with the commencement and conduct of such contest procedure.

The herein described taxes applicable to the Premises and those portions of the said Lands on which they are situate shall be paid by the Tenant:

(a) During the first year of the term of this Lease from the date of commencement of the term as described in clause 2.01 herein; and

(b) During the last year of the term of the Lease or any extension thereof to the date when this Lease or any extension thereof is terminated.

5.21 If the Landlord is required by lawful authority or considers it desirable to pay the Tenant's taxes which the Tenant fails or neglects to pay, the Tenant shall pay the amount thereof to the Landlord forthwith after written request therefor and if default be made in payment thereof by the Tenant, such default shall be construed as default in payment of rent hereunder, and the Landlord may distrain therefor.

5.22 To pay a management fee as additional rent to the Landlord on the amount of THREE PERCENT (3%) of the basic annual rent. Payment to be made monthly in advance during the term of this Lease and any extensions thereto.

                        ARTICLE 6 - LANDLORD'S COVENANTS
                        --------------------------------

The Landlord covenants with the Tenant:

6.01    For quiet enjoyment.

6.02 To cause to be forwarded forthwith on receipt to the Tenant, a copy of real property assessment notices with respect to the said Lands and the Premises.

6.03    To repair and/or replace as follows:

The Landlord, at its sole expense, shall be responsible for necessary replacement of the roof, (as distinct from the need to repair leaks which may occur in the roof from time to time), necessary structural repairs to the exterior walls, structural steel, foundations or actual structure of the Premises, unless such repairs are occasioned by the negligence of the Tenant and shall make same forthwith upon receipt of written notice of the need for such repairs from the Tenant;

6.04 The Landlord, for repairs for which it is not responsible hereunder, shall make available and hereby assigns to the Tenant the benefit of any manufacturer's, supplier's or installer's warranties relating to the Premises or any of its parts by assignment or in such other form as the Tenant may reasonably require.

6.05 To place and maintain the insurance described in clause 5.09.02 hereof, it being understood that the cost of such insurance is to be the responsibility of the Tenant as provided in said clause 5.09.02.

                    ARTICLE 7 - IMPROVEMENTS AND ALTERATIONS
                    ----------------------------------------

7.01 The Tenant agrees not to make any major alterations, additions or improvements in or to the Premises, nor to erect, construct or install upon the Premises alterations or improvements in addition to those now located thereon, without obtaining the Landlord's prior written consent, such consent not to be unreasonably withheld, PROVIDED HOWEVER, that in the case of very minor alterations and improvements such consent will not be required and all such work shall be done at the Tenant's sole expense and at such times and in such manner as the Landlord may approve and in accordance with applicable municipal building by-laws and regulations.

7.02 In the event that any alterations, additions or improvements are made to the Premises by the Tenant, the Tenant shall, on the written request of the Landlord, to be delivered to the Tenant not less than three (3) months prior to the end of the Term or any extensions thereof, restore the Premises to a good rentable condition not later than FIFTEEN (15) days prior to the end of the Term or any extension thereof, PROVIDED THAT if the Landlord should prefer that such alterations, additions and improvements, other than moveable business fixtures, equipment and chattels, remain, such shall be the case and no compensation shall be allowed to the Tenant for the same, and the Landlord may require the Tenant to restore the Premises to such extent as the Landlord may reasonably require although retaining as far as possible, the alterations, additions and improvements, without in any case, any compensation to the Tenant therefor.

7.03 All business and trade fixtures, machinery and equipment, furniture and heating, ventilating and air-conditioning units owned by the Tenant or installed by the Tenant in the Premises at the Tenant's expense shall remain the property of the Tenant but may, provided the Tenant is not in default hereunder, and only with the prior written consent of the Landlord, such consent not to be unreasonably withheld, and upon such terms and conditions as may reasonably be imposed by the Landlord, be removed by the Tenant at any time during the Term, provided always that the Tenant, at its own expense, shall repair any damage to the Premises caused by such removal or by the original installation. The Landlord may require the Tenant to remove all or any part of such property at the expiration of this Lease, or any renewal or renewals thereof, and such removal shall be done at the Tenant's expense and the Tenant shall, at its own expense, repair any damage to the Premises caused by such removal. If the Tenant does not remove its property forthwith after written notice by the Landlord to that effect, such property shall, if the Landlord elects, be deemed to become the Landlord's property and the Landlord may remove the same at the expense of the Tenant and the cost of such removal and any necessary storage charges shall be paid by the Tenant forthwith to the Landlord on written demand. The Landlord shall not be responsible for any loss or damage to such property because of such removal.

            ARTICLE 8 - INDEMNIFICATION AND LIMITATION OF LIABILITY
            -------------------------------------------------------

8.01 It is agreed by and between the parties hereto that the Landlord shall not be liable for any injury or damage to the Tenant, any agent or employee of the Tenant, any person visiting or doing business with the Tenant or any other person or to the property belonging to the Tenant or to any agent or employee of the Tenant, or to the property of any person visiting or doing business with the Tenant or to that of any other person while such property is on the Premises, whether such property has been entrusted to any employee or agent of the Landlord or not and without limiting the generality of the foregoing, for any loss, injury, damage or expense resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or overflow or leakage of water from any part of the Premises or any building or buildings located on the said Lands or from pipes, appliances, drains or plumbing works or from the roof, street or subsurface or from any other place, or by any accident or misadventure to or arising from the use and operation of machinery, elevator, heating apparatus, electrical wiring and appliances, gas or other pipes and appliances or any other fixtures, whether or not such damage is incurred by the act, or default of the Landlord, its servants or agents, and in any manner whatsoever, save and except for damages occasioned by the negligence or wilful misconduct of the Landlord, its servants or agents.

8.02 The Tenant agrees to indemnify and save harmless the Landlord from and against any and all manner of actions or causes of action, damages, loss, costs or expenses which the Landlord may sustain, incur or be put to by reason of any permitted advertising signs now existing or which may hereafter be erected by the Tenant, upon, over, projecting from or above the Premises and shall pay the premiums charged upon any bond of indemnity or liability insurance policy in respect of such signs issued upon the demand of any Civic, Municipal, Government or other authority.

                           ARTICLE 9 - SUBORDINATION
                           -------------------------

9.01 If required by the Landlord so to do, the Tenant shall subordinate this Lease to any mortgages, including any deed of trust and mortgage and all indentures supplemental thereto, or other encumbrance or encumbrances, together with any renewal, extensions, or replacements thereto, which now or hereafter during the said term of this Lease, affect or relate to this Lease, the Premises, or the said Lands or any building or buildings now or hereafter constructed on the said Lands, or any portion or portions thereof, PROVIDED that any such subordination shall be on terms whereby the Tenant is entitled to remain in possession of the Premises while not in default hereunder. The Tenant agrees to execute promptly, and within a period of FIFTEEN (15) days of being so requested by the Landlord at any time, and from time to time, any documents or assurances which the Landlord may require to confirm such subordination, PROVIDED ALWAYS, that so long as the Tenant is not in default under any of the terms, covenants or conditions of this Lease, neither this Lease nor any of the rights of the Tenant hereunder shall be terminated by reason of the bankruptcy of the Landlord or any action or proceeding for foreclosure.

                      ARTICLE 10 - DAMAGE TO THE PREMISES
                      -----------------------------------

10.01 In the event that during the Term the Premises, or any part thereof, shall be damaged or destroyed by fire, or any of the other perils insured against under the provisions of this Lease, and the said damage or destruction is not caused by any failure nor neglect on the part of the Tenant to perform or observe any covenant or condition hereof, then and in every such event:

(a) If the damage or destruction is such that it does not render the Premises wholly unfit for the use for which it is hereby demised, then this Lease shall remain in full force and effect but until such damage or destruction has been repaired to the extent of enabling the Tenant to use and occupy the whole of the Premises, the rent shall abate in the proportion that the portion to the Premises which are rendered unfit for occupancy bears to the whole of the Premises. The Landlord shall have no obligation or liability whatsoever to the Tenant, and the Tenant shall not be entitled to nor recover any damages whatsoever against the Landlord for any loss occasioned by the said damage or destruction, but the Landlord shall, with reasonable diligence after the occurrence of the event causing said damage, cause the Premises to be repaired to the same general condition in which it existed at the time of such damage or destruction;

(b) If the damage or destruction is such that the Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy the same and if in either event the damage or destruction can be repaired with reasonable diligence within ONE HUNDRED AND EIGHTY (180) days from the happening of such damage or destruction, then, if such damage or destruction can be lawfully repaired and for the amount of the net proceeds of the said insurance, this Lease shall remain in full force and effect and the Landlord shall, with reasonable diligence, cause such damage or destruction to be repaired and the rent hereby reserved shall abate to the extent that such shall be covered by insurance payable to the Landlord pursuant to clause 5.09.02(b) hereof from the date of the happening of such damage or destruction until the date the damage or destruction shall be made good to the extent of enabling the Tenant to use and occupy the Premises;

(c) If the damage or destruction is such that the Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy the same and if in either event the damage or destruction cannot be repaired with reasonable diligence within ONE HUNDRED AND EIGHTY (180) days from the happening of such damage or destruction then the Landlord or the Tenant may, within THIRTY (30) days next succeeding such damage or destruction, terminate this Lease by giving notice in writing to the other party of such termination, in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such damage or destruction and the rent and all other payments for which the tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such damage or destruction and any necessary refund shall be made with respect to payments already made;

(d) In the event that neither party shall exercise its option to terminate the Lease as in sub-clause 10.01 (c) provided and if the damage or destruction can be repaired for the amount of the net proceeds of the said insurance, this Lease shall remain in full force and effect and the Landlord shall, with reasonable diligence and without avoidable delay, cause such damage or destruction to be repaired and the rent hereby reserved shall abate from the date of the happening of such damage or destruction until the date when the Landlord makes the Premises available to the Tenant to resume occupancy.

10.02 Provided, however, if such damage or destruction is due to the negligence or overt acts of the Tenant or its agents and/or servants, then notwithstanding anything to the contrary hereinbefore contained, and so often as the same shall occur:

(a) The Landlord may at its option and without prejudice to any rights of action it may have against the Tenant either:

     (i) forthwith rebuild and make the Premises fit for the purposes of the Tenant; or

     (ii) by notice in writing mailed to the Tenant at its last known address forthwith determine and put an end to this Lease and may accordingly deal with the Premises as fully and effectually as if these presents had not been entered into.

(b) If the Landlord shall rebuild and make the Premises fit for the purposes of the Tenant, the Tenant shall continue to pay rent to the Landlord as hereinbefore provided notwithstanding such damage or destruction.

                           ARTICLE 11 - EXPROPRIATION
                           --------------------------

11.01 If any part of the Premises shall be taken or expropriated for a public or quasi-public use, and a part thereof remains which is suitable for the use for which it is hereby demised, then this Lease shall, as to the part so taken, terminate as of the date title shall vest in the expropriator and the rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after the expropriation bears to the value of the entire Premises at the date of expropriation. If the parties cannot agree on this value, the matter may be submitted by either party to binding arbitration by a sole arbitrator conducted pursuant to the Commercial Arbitration Act of British Columbia. If all of the Premises are to be taken or expropriated, or so much thereof, that the aforesaid use by the Tenant shall be substantially impaired, this Lease, at the Tenant's option, shall thereupon terminate. All compensation awarded or granted upon any such expropriation or taking shall go to the Landlord and the Tenant as their interests may appear and as provided by the laws of the Province of British Columbia.

                ARTICLE 12 - BANKRUPTCY, INSOLVENCY OR EXECUTION
                ------------------------------------------------

12.01 In the event that the term hereby granted or any of the goods or chattels of the Tenant shall be any time seized or taken in execution or in attachment by any creditor of the Tenant, or if the Tenant shall become insolvent or bankrupt, or make an assignment for the benefit of creditors, or take the benefit of any Act for bankrupt or insolvent debtors, or being an incorporated company, if proceedings be begun to wind up the said company, whether compulsorily or voluntarily, and an order for winding up or other termination of its corporate existance is made, or in case the Premises or any part thereof become vacant or unoccupied for a period of THIRTY (30) days, or be used by any other person or persons, or for any other purpose than as herein provided, without the written consent of the Landlord, or, if a Receiver or Receiver-Manager with respect to the Tenant is appointed, whether privately or judicially, and whether or not he takes or obtains possession of the assets, then and in every such case, at the option of the Landlord, the then current month's rent and the rent for the THREE (3) months next following calculated at the same rate as would have been payable by the Tenant had no bankruptcy or other such event taken place, shall immediately become due and payable and this Lease shall, at the option of the Landlord, cease and be void and the term hereby created expire and be at an end, anything hereinbefore to the contrary notwithstanding, and the Landlord may re-enter and take possession of the Premises as though the Tenant or its servants or other occupant or occupants of the Premises were holding over after the expiration of the said term, and the term shall be forfeited and void.

                              ARTICLE 13 - DEFAULT
                              --------------------

13.01 It is agreed by and between the parties hereto that if and whenever the rents payable hereunder or any of them, whether the same are demanded or not, are not paid when they come due, or in the case of breach or non-observance or non-performance by the Tenant of any covenant, agreement or stipulation herein contained on its part to be kept, performed and observed, and any such rental or other default on the part of the Tenant shall continue for FIFTEEN (15) days after written notice thereof to the Tenant, or in the case that the Premises shall be vacated or remain unoccupied for THIRTY (30) days, or if the term shall be taken in execution or attachment for any cause whatever, then in any such case the Landlord in addition to other remedies now or hereafter provided by law, may at its option cancel and annul this Lease forthwith and/or may re-enter and take possession of the Premises immediately by force, if necessary, without any previous notice of intention to re-enter, and may re-enter and may remove all persons and property therefrom and may use such force and assistance in making such removal as the Landlord may deem advisable and the Tenant hereby waives all claims for damage to or loss of any of the Tenant's property caused by the Landlord in re-entering and taking possession of the Premises; and no action taken by the Landlord in pursuance of this clause or the preceding Article 12 whether under what are generally known as summary proceedings or otherwise shall be deemed to absolve, relieve or discharge the Tenant from liability hereunder; and this proviso shall extend and apply to all covenants whether positive or negative; and should the Landlord terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all the damages it may incur by reason of such breach, including the cost of recovering the Premises and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent herein reserved, for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term.

                            ARTICLE 14 - OVERHOLDING
                            ------------------------

14.01 If the Tenant shall continue to occupy the Premises after the expiration of the term hereby granted or any extensions thereof and the Landlord shall accept rent, the new tenancy thereby created shall be deemed to be a monthly tenancy and shall be subject to the covenants and conditions contained in this Lease insofar as the same are applicable to a tenancy from month to month, save and except that the rental payable shall be as determined and advised by the Landlord.

                            ARTICLE 15 - NON-WAIVER
                            -----------------------

15.01 The failure of the Landlord to insist upon strict performance of any covenant or condition contained in this Lease or to exercise any right or option hereunder shall not be construed nor operate as a waiver or relinquishment for the future of any such covenant, condition, right or option and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. The acceptance of any rent or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a sub-tenant, assignee, transferee or otherwise in the place and stead of the Tenant.

                         ARTICLE 16 - ADVERTISING SIGNS
                         ------------------------------

16.01 The Tenant will not at any time during the Term affix or exhibit or permit to be affixed or exhibited upon any part of the Premises any sign or other advertising device or other matter or thing of whatever nature except such as shall have complied with all by-laws and regulations applicable thereto and first been approved in writing by the Landlord, such approval not to be unreasonably withheld, and such shall at all times thereafter be in accordance with such design and specifications as shall have been so approved, PROVIDED ALWAYS that the Landlord shall, from time to time, and at all times hereafter be at liberty to examine the said signs or devices and that the Tenant will repair, renew, repaint or strengthen the same upon notice from the Landlord, if the same is required and if the Tenant shall fail to comply with such notice, the Landlord shall be at liberty to repair, renew, repaint or strengthen such signs or devices and the cost, charges and expenses of such renewal, repainting and/or strengthening shall be forthwith paid by the Tenant to the Landlord, but the giving of such notice and the undertaking of such repairs or strengthening by the Landlord shall not be deemed an acknowledgment or admission of any liability or responsibility on the part of the Landlord; PROVIDED HOWEVER, that should the Tenant at any time fail to pay any of the said costs, charges or expenses then the Landlord may do so and a sum equal to the amount so paid shall forthwith become due and payable to the Landlord by the Tenant and be collectable as if the same were rent reserved under this Lease.

                        ARTICLE 17 - NOTICE AND DEMANDS
                        -------------------------------

17.01 Any notice required or contemplated by any provision of this Lease or which the Landlord or Tenant may desire to give to the other shall be sufficiently given, if to the Tenant by personal delivery or affixing to the Premises, and to the Landlord by personal delivery or in the case of emergency by fax to such number as shall be supplied each to the other confirmed by registered letter, and otherwise by registered letter, postage pre-paid and mailed in one (1) of Her Majesty's Post Offices in Canada and addressed to:

(a) The Tenant at the Municipal address of the Premises or such other address as the Tenant may, from time to time in writing advise, or

(b) The Landlord at #305 - 1788 West 5th Avenue, Vancouver, in the Province of British Columbia, V6J 1P2, or such other address as the Landlord may, from time to time in writing advise;

and any such notice be effective as of the day of such personal delivery or affixing of notice to the Tenant upon the Premises or as of the first business day following delivery of the aforementioned fax; PROVIDED ALWAYS, that the Landlord, if so requested in writing by a permitted assignee of the Tenant as provided in clause 5.07 herein, shall forward a copy of any notice sent to the Tenant to such permitted assignee, such copy to be mailed, faxed or delivered to the said assignee at the address specified in the said notice.

                           ARTICLE 18 - MISCELLANEOUS
                           --------------------------

18.01 The Landlord, if requested by the Tenant, shall provide the Lease in registrable form with respect to the execution thereof and the necessary proofs of execution for the Land Titles Office, however, the costs of registration and the providing of plans satisfactory to the Land Titles Office shall be the sole responsibility and cost of the Tenant.

18.02 The Tenant covenants and agrees with the Landlord that it will, if and whenever reasonably required by the Landlord acknowledge or consent to estopple certificate or other instrument relating to this Lease and rentals payable hereunder which may be required by or on behalf of any purchaser, bank or Mortgagee from time to time of the said Premises; PROVIDED ALWAYS that the rights of the Tenant as hereinbefore set out not be altered or varied by the terms of such instrument or document in any way whatsoever and further provided that the Tenant shall not in any way be financially obligated with respect to any said instrument or document.

18.03 That wherever and whenever the approval or consent of the Landlord is required to be obtained, such approval or consent may be given by any such officer, Agent, committee, person or persons as may from time to time, be nominated or appointed in writing by the Landlord for such purpose, and any such power of nomination or appointment may be delegated by the Landlord, and such nominees, appointees or delegatees shall subject to the provisions of this Lease, have the right to withhold approval or consent to and may reject any matter or thing submitted for approval or consent, and every such approval or consent shall be given in writing and may contain such conditions and stipulations as the Landlord may deem fit, all subject to the terms of this Lease.

18.04 That all grants, covenants, conditions, provisos, agreements, rights, powers, privileges and liabilities contained herein shall be read and construed as granted to, made and reserved by, imposed upon and undertaken by the parties hereto and their respective successors and assigns, subject to the consent of the Landlord being obtained as hereinbefore provided to any assignment or sub-lease by the Tenant, and that wherever the singular is used the same shall be construed as meaning the plural where the circumstances so require and that the Landlord may perform any act hereunder in person or by or through an Agent; but shall remain primarily liable in respect thereof and that in case of more than ONE (1) Tenant, the said grants, covenants, conditions, provisos, agreements, rights, powers, privileges and liabilities shall be construed and held to be several as well as joint.

18.05 Upon the termination of this Lease, the Tenant may at its option repaint the Premises in a colour approved by the Landlord, such approval not to be unreasonably withheld.

18.06 Upon the termination of this Lease the Tenant shall, if required by the Landlord and otherwise may, at its option remove all signs or other identifying marks from the Premises PROVIDED that in either case, the Tenant shall repair any damage resulting therefrom.

18.07 In any action between the Landlord and Tenant seeking enforcement of any of the terms and provisions of this Lease or in connection with the Premises, the prevailing party in such action shall be awarded in addition to damages injunctive or other relief, its reasonable costs and expenses not limited to taxable costs and a reasonable Solicitor's fee. In the event that the Landlord is the prevailing party in action to enforce terms and provisions of this Lease, the foregoing amounts shall be deemed to be rent payable under this Lease.

18.08    Time is of the essence of this Lease.

18.09 This Lease shall be read and construed in accordance with the laws of the Province of British Columbia.

18.10 The invalidity or unenforceability of any provision of this Lease or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant herein contained and any invalid provision or covenant shall be deemed to be severable.

                          ARTICLE 19 - OPTION TO RENEW
                          ----------------------------

19.01 Provided the Tenant duly and regularly pays the rent and performs all and every covenant, proviso and agreement herein on the part of the Tenant to be paid and performed, it shall have an option to renew this Lease for a further term of five (5) years, said option to be exercised by giving notice thereof to the Landlord not earlier than NINE (9) months and not later than SIX (6) months prior to the expiration of the term hereby demised. The renewal term of the Lease shall be under the same terms and conditions as those contained herein save and except that there shall be no further option to renew and that the rent or rents payable during such renewal term shall be the fair market rent or rents for the Premises determined as follows:

(a) Upon exercise of the option, the parties shall agree upon the fair market basic annual rent or rents to be paid during such renewal period, such rent or rents to be in annual amounts not less than the basic annual rent payable for the period commencing June 1, 2002 to May 31, 2003. If an agreement is not reached by the Landlord and the Tenant prior to THREE (3) months before the expiration of the Term, either party may forthwith submit to arbitration the determination of fair market rental for basic annual rent or rents to be payable during such renewal term and the basic annual rent or rents so found by arbitration shall be at rates not less than that payable for the last year of the expiring term as aforesaid. The arbitration shall be conducted pursuant to the provisions of British Columbia Commercial Arbitration Act and unless otherwise agreed by the parties in writing, the cost of the arbitration shall also be a subject of the arbitration award.

                             ARTICLE 20 - GUARANTEE
                             ----------------------

20.01 As a condition of the granting of this Lease by the Landlord to the Tenant, the Guarantor, in consideration of the sum of $1.00 now paid by the Landlord and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, hereby unconditionally guarantees all the obligations of the Tenant under this Lease and accordingly covenants and agrees with the Landlord that all the covenants, agreements and other obligations of the Tenant under this Lease shall be fully performed, that guarantee being upon the following terms:

(a) the liability of the Guarantor to the Landlord shall be for all purposes as if the Guarantor was a primary obligor hereunder and not merely a surety for the obligations of the Tenant and the Landlord shall not be obliged to resort or exhaust any resource which it may have against the Tenant or any other person before being entitled to claim against the Guarantor;

(b) no dealings between the Landlord and the Tenant of whatsoever kind, whether with or without notice to the Guarantor, shall exonerate the Guarantor in whole or in part, and in particular including, but not limiting the generality of the foregoing, the Landlord may grant any indulgence, release, postponement, or extension of time, waive any covenant or provision of this Lease or any obligations of the Tenant, take or release any securities of other guarantees for performance by the Tenant, and otherwise deal with the Tenant or any other persons as the Landlord may see fit without affecting, lessening, or limiting in any way the liability of the Guarantor;

(c) any account settled or stated or any other settlement made between the Landlord and the Tenant, and any determination made under any provision of this Lease which is expressed to be binding upon the Tenant shall be binding upon the Guarantor;

(d) the Guarantor shall make payment to the Landlord of any amount properly payable by the Tenant to the Landlord but unpaid, subject to the provisions of Article 13 hereof, and shall upon demand perform any other obligations under this Lease which the Tenant has failed to perform, and any demand made by the Landlord upon the Guarantor shall be deemed to have been effectually made if sent as hereinbefore provided;

(e) no assignment of this Lease, sublease, or any other dealings therewith by the Tenant whether with or without the consent of the Landlord, shall exonerate the Guarantor;

(f) nothing whatsoever except the performance in full of all the obligations of the Tenant under this Lease throughout the term of this Lease and any extension thereof or overholding thereunder shall discharge the Guarantor of this guarantee;

(g) in the event of the bankruptcy of the Tenant, or in the event of disclaimer of this Lease under any statute, then at the sole discretion of the Landlord, the Guarantor shall execute a new Lease of the Leased Premises between the Landlord, as landlord and the Guarantor, as tenant, for the term remaining unexpired at the date of that termination or that disclaimer; and

(h) the Guarantor hereby expressly waives notice of the acceptance of this guarantee and all notice of nonperformance, nonpayment, or non-observance on the part of the Tenant of the terms, covenants, conditions and provisions of the Lease.

               ARTICLE 21 - REMOVAL OF COOLER & RENTAL ABATEMENT
               -------------------------------------------------

21.01 The Landlord shall abate the gross rental (Basic Rent, operating costs and taxes) equal to that portion of the Premises which, as of the date first above written, is occupied by the cooler (approximately 1,763 square feet) until the cooler is removed from the building which constitutes the Premises. The Landlord covenants and agrees to cause the cooler to be removed from the Premises on or before June 30, 1998.

                       ARTICLE 22 - LANDLORD IMPROVEMENTS
                       ----------------------------------

22.01 The Landlord will, at its sole cost, provide the improvements to the Premises as detailed in Schedule "C" hereof.

             ARTICLE 23 - LANDLORD'S REPRESENTATIONS AND WARRANTIES
             ------------------------------------------------------

23.01 The Landlord and the person(s) signing on the Landlord's behalf represent and warrant that:

(a) the Landlord is duly organized, validly existing and in good standing under the laws of the jurisdiction which such entity was organized;

(b) the Landlord has the authority to own its property and to carry on its business as contemplated under this Lease;

(c) to the best of its knowledge, information and belief the Landlord is not in breach of any law, statute, bylaw, ordinance or lawful requirement of any governmental authority or any public utility lawfully acting in their statutory power having jurisdiction over the improvements constricted on the Lands (excluding compliance which is the responsibility of a tenant or other occupant of the Lands);

(d)  the Landlord has duly executed and delivered this Lease;

(e) the execution, delivery and performance by the Landlord of this Lease (i) are within the powers of the Landlord, (ii) have been duly authorized by all requisite action, or (iii) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument which the Landlord is a party or by which it or any of its property is bound;

(f)  the Lease is a valid and binding obligation of the Landlord; and

(g) the Tenant's permitted use of the Lease Premises, as set out in clause 4.01 hereof, is in compliance with the zoning governing the Lands.

These representations and warranties will survive the termination of the Term.

IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written.


DELTA PLAY COMPANY
By:


_____________________________________
Authorized Signatory

_____________________________________
NAME (PRINT)

_____________________________________
TITLE (PRINT)

VANAC DEVELOPMENT CORP.
By:

/s/ RAYMOND HEUNG
_____________________________________
Authorized Signatory

Raymond Heung
_____________________________________
NAME (PRINT)

President
_____________________________________
TITLE (PRINT)



KOALA CORPORATION
By:

/s/ JEFFREY L. VIGIL
_____________________________________
Authorized Signatory

Jeffrey L. Vigil
_____________________________________
NAME (PRINT)

Vice President
_____________________________________
TITLE (PRINT)



DELTA PLAY CORPORATION
By:

/s/ R.M. ADANAC
_____________________________________
Authorized Signatory

R.M. Adanac
_____________________________________
NAME (PRINT)

Vice President of Finance
_____________________________________
TITLE (PRINT)

                                 SCHEDULE "A"


                   PLAN SHOWING EXISTING BUILDING ON LOT 11
                   ----------------------------------------
                           DISTRICT LOT 128 GROUP 2
                           ------------------------
                               N.W.D. PLAN 87635
                               -----------------
                                  SCALE 1:750
                                  -----------

                            [SCHEDULE "B" TO COME]^^

                           [SCHEDULE "B" TO COME^^]

                                  SCHEDULE "C"



The Landlord shall provide the following tenant improvements at his sole cost:


1. The Premises shall be in broom clean condition with all heating, lighting, plumbing, mechanical, electrical and HVAC systems are to be in proper working conditions, to original building specifications.

2. Landlord to provide clearance from environmental agencies that the Land and Building are free and clear of any contamination.

                             MODIFICATION OF LEASE


THIS INDENTURE made the 8th day of June, 1998.

BETWEEN:

          405985 B.C. LTD., a company duly incorporated under the laws of the Province of British Columbia and having its office at 305-1788 West 5th Avenue, in the City of Vancouver in the Province of British Columbia; V6J 1P2

          (hereinafter called the "Landlord")

                                                               OF THE FIRST PART

AND:

          DELTA PLAY COMPANY, a company duly incorporated under the laws of the Province of Nova Scotia and having its British Columbia address at 14666-64th Avenue, Suite 200, in the City of Surrey, in the Province of British Columbia; V3S 1X7 (Inc. No. 3009539)

          (hereinafter called the "Tenant")

                                                              OF THE SECOND PART

AND:

          KOALA CORPORATION, a company duly incorporated under the laws of the State of Colorado and having its offices at 1600 East 53rd Avenue, Unit D, in the City of Denver, in the State of Colorado, CO 80239

          (hereinafter called the "Guarantor")

                                                               OF THE THIRD PART

WHEREAS:

A. By a Lease Agreement dated the 31st day of March, 1998, between the parties hereto (hereinafter called the "Said Lease"), the Landlord did demise unto the Tenant and Guarantor that building or portion of building described as 7198 Progress Way constructed upon those lands and premises situate, lying and being in the City of Delta, Province of British Columbia, more particularly known and described as:

     Lot 11, District Lot 128, Group 2, New Westminster
     Plan 87635 P.I.D.:  017-003-504

as designated on the Plan attached to the Said Lease as Schedule "A", which Premises are to have an area of approximately 60,649 square feet.

B. Vanac Development Corp. has assigned its interest under the Said Lease to 405985 B.C. Ltd;

C. Article 3.01(c) of the Said Lease provided that should the area of the Premises, as calculated and certified by the Landlord's British Columbia Land Surveyor, by the Commencement Date be found to vary from the anticipated area of 60,649 square feet, the Basic Rents as stated in Article 3.01(a) and (b) shall be varied in direct proportion to the variation in actual floor area in relation to the anticipated are of 60,649 square feet;

D. The measurement of the area of the Premises has been determined by the Landlord's surveyors to be 60,680 square feet;

E. The parties have agreed that the Basic Rents as stated in Article 3.01(a) and (b) aforesaid shall be varied in direct proportion to the surveyed floor area of 60,680 square feet.

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the Premises and the sum of One Dollar ($1.00) (receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:

1.   The measurement of the area of the Premises is 60,680 square feet.

2. The Basic Rents payable during the term June 1, 1998 to May 31, 2003 as stated in Article 3.01 (a) and (b) shall be varied in direct proportion to the floor area of 60,680 square feet.

3. That Article 3.01(a) and (b) of the Said Lease shall be amended to read as in Schedule "A" annexed hereto.

4. The Said Lease, modified as aforesaid, is hereby confirmed and ratified by the parties hereto in all other respects.

THIS LEASE MODIFICATION AGREEMENT and everything herein contained shall enure to and be binding on the parties hereto, their respective heirs, administrators, executors or assigns.

IN WITNESS WHEREOF the Landlord and Tenant have duly executed these presents on the day and year first above written.

DELTA PLAY COMPANY
By:


/s/R. M. Adams
-----------------------------
Authorized Signatory


   R. M. Adams
-----------------------------
NAME (print)


   Vice President Finance
-----------------------------
TITLE (print)


KOALA CORPORATION
BY:


/s/Jeffrey L. Vigil
-----------------------------
Authorized Signatory


   Jeffrey L. Vigil
-----------------------------
NAME (print)


   Vice President
-----------------------------
TITLE (print)


405985 B.C. LTD.
By:


/s/Raymond Hueng
-----------------------------
Authorized Signatory


   Raymond Hueng
-----------------------------
NAME (print)

   President
-----------------------------
TITLE (print)

                                 Schedule "A"
                                 ------------



3.01(a) For the portion of the term being from June 1, 1998 up to and including May 31, 2001 an annual basic rent of THREE HUNDRED TWENTY-FOUR THOUSAND SIX HUNDRED THIRTY-EIGHT DOLLARS ($324,638.00) payable in equal consecutive monthly installments of TWENTY-SEVEN THOUSAND FIFTY-THREE DOLLARS SEVENTEEN CENTS ($27,053.17) each, said payments to commence on the 1st day of July, 1998;

3.01(b) For the portion of the term being from June 1, 2001 up to and including May 31, 2003 an annual basic rent of THREE HUNDRED THIRTY-NINE THOUSAND EIGHT HUNDRED AND EIGHT DOLLARS ($339,808.00) payable in equal consecutive monthly installments of TWENTY-EIGHT THOUSAND THREE HUNDRED SEVENTEEN DOLLARS THIRTY-THREE CENTS ($28,317.33) each, said payments to commence on the 1st day of June, 2001.